SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 31, 2003

ODETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08762	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 South Manchester Avenue, Anaheim, California 92802
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 774-5000

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

Item 7                                                              Exhibits

(a)	Financial Statements of Business Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

	99.1	Press Release dated July 31 2003, of the Registrant.

Item 12.                                                    Results of Operations and Financial Condition

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 31, 2003, Odetics, Inc. issued an earnings release announcing its financial results for the first quarter ended June 30, 2003.  A copy of the earnings release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 4, 2003

ODETICS, INC.,
a Delaware corporation

	By:	/S/ GREGORY A. MINER
Gregory A. Miner
Chief Executive Officer
and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Press Release dated July 31, 2003, of the Registrant.